Exhibit 10.2.1

Prepared by, and after recording
return to:

Venable LLP
600 Massachusetts Avenue, NW

Washington, DC 20001

Attention: Stephanie L. DeLong, Esq.

ASSIGNMENT OF INTEREST UNDER MULTIFAMILY MORTGAGE,
ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT
AND FIXTURE FILING

(MASSACHUSETTS)

(MIDDLESEX COUNTY)

(COURTYARD AT WESTGATE)

Property Address: 105 Westgate Dr, Burlington, Middlesex County, Massachusetts 01803

Effective as of June 16, 2022.

KNOW ALL MEN BY THESE PRESENTS:

THAT, KEYBANK NATIONAL ASSOCIATION, a national banking association (“Assignor”), whose address is 11501 Outlook Street, Suite #300, Overland Park, Kansas 66211, in consideration of the sum of Ten Dollars lawful money of the United States of America, to it in hand paid by FANNIE MAE (“Assignee”), whose address is c/o KeyBank National Association, 11501 Outlook Street, Suite #300, Overland Park, Kansas 66211, the receipt of which is hereby acknowledged, has granted, bargained, sold, assigned, transferred and set over, and by these presents does hereby grant, bargain, sell, assign, transfer and set over unto Assignee, all of Assignor’s rights, titles and interests in, to and under a certain Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Mortgage”), dated as of the date hereof, made by WESTGATE APARTMENTS BURLINGTON, LLC, a Delaware limited liability company (“Borrower”), whose address is c/o The Hamilton Company, Inc., 39 Brighton Avenue, Boston, Massachusetts 02134, for the benefit of Assignor, and recorded concurrently herewith in the Middlesex County Registry of Deeds, relating to certain real property and the improvements thereon more particularly described on Exhibit A attached hereto and incorporated herein by this reference, together with the indebtedness secured thereby.

Fannie Mae Assignment of Multifamily Security Instrument	Page 1
Massachusetts (Courtyard at Westgate, Middlesex County)
HAMILTON/KeyBank (2021 MCFA)

Assignor hereby represents and warrants that it is the owner and holder of the Mortgage, that it has not previously assigned its rights thereunder to any party, and that it has taken no action which would impair the priority of the first lien of the Mortgage.

TO HAVE AND TO HOLD the same unto the Assignee, its successors, transferees and assigns forever.

[Remainder of Page Intentionally Blank]

Fannie Mae Assignment of Multifamily Security Instrument	Page 2
Massachusetts (Courtyard at Westgate, Middlesex County)
HAMILTON/KeyBank (2021 MCFA)

IN WITNESS WHEREOF, Assignor has signed and delivered or has caused this Assignment to be signed, sealed and delivered by its duly authorized representative as of the day and year first above written.

ASSIGNOR:

KEYBANK NATIONAL ASSOCIATION,
a national banking association

By:	(SEAL)

Name:	Sherry Witt
Title:	Senior Vice President

STATE OF ________________

COUNTY OF ______________        , SS.

On this _____ day of _______________, 2022, before me, the undersigned notary public, personally appeared Sherry Witt, the Senior Vice President of KeyBank National Association, a national banking association, proved to me through satisfactory evidence of identification, which were ______________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

__________________________________

Notary Public

My Commission Expires:______________

Fannie Mae Assignment of Multifamily Security Instrument	Page S-1
Massachusetts (Courtyard at Westgate, Middlesex County)
HAMILTON/KeyBank (2021 MCFA)

COURTYARD AT WESTGATE

EXHIBIT A

The land on Beacon Street, Burlington and Pearl Street, Woburn, Middlesex County, Massachusetts, more particularly shown as Lot F on a "Plan of Land Showing Proposed Easements in Burlington/Woburn, MA" dated February 22, 1999, revised March 17, 1999 by Selwyn and Kirwin Associates, recorded with said Deeds in Book 29966, Page 289, more particularly described as follows:

BEGINNING AT THE SOUTHEAST CORNER OF SAID PREMISES AT A POINT ON PEARL STREET;

THENCE, South 80° 29’ 00” West 108.39’ by Pearl Street to a point;

THENCE, North 33° 02' 38” East 9.57’ by Beacon Street to a point;

THENCE, South 84° 39’ 42” West 7.04’ by Beacon Street to a point;

THENCE, North 01° 35’ 40" East 163.55’ to a point;

THENCE, North 00° 20’ 50" West 127.48’ to a point;

THENCE, North 05° 55’ 20” West 101.39’ to a point;

THENCE, North 10° 58’ 00” West 70.78’ to a point;

THENCE, North 69° 06' 30” West 71.65’ to a point;

THENCE, North 45° 35’ 10” East 196.34’ to a point;

THENCE, South 89° 41’ 30” East 115.50 to a point;

THENCE, North 21° 41’ 30” West 165.00’ to a point;

THENCE, North 73° 08’ 30” East 280.50’ to a point;

THENCE, South 41° 16’ 30” East 30 00’ to a point;

THENCE, South 11° 14’ 50” East 253 93’ to a point;

THENCE, South 80° 09’ 29” West 141. 62’ to a point;

THENCE, South 32° 18’ 34” West 82 29’ to a point;

Fannie Mae Assignment of Multifamily Security Instrument	Page A-1
Massachusetts (Courtyard at Westgate, Middlesex County)
HAMILTON/KeyBank (2021 MCFA)

THENCE, North 56° 58’ 40” West 203 89’ to a point;

THENCE, North 89° 41’ 30” West 18 85’ to a point;

THENCE, South 33° 02’ 30” West 140 69’ to a point;

THENCE, South 10° 58’ 00” East 106 41’ to a point;

THENCE, South 57° 33’ 07” East 200 58’ to a point;

THENCE, South 33° 02' 38” West 264.00’ to a point;

THENCE, by a curve to the left with radius of 23.33’ a distance of 47.18’;

THENCE, South 82° 50’ 33” East 51.49’ to the point of beginning.

Containing 129.077 square feet of land according to said plan.

Together with the rights and easements as set forth in a Cross Easement Agreement between New England Realty Associates Limited Partnership and Westgate Apartments, LLC dated March 24, 1999 and recorded in the Registry in Book 29966, Page 302 and filed as Document No. 1101724.

Fannie Mae Assignment of Multifamily Security Instrument	Page A-2
Massachusetts (Courtyard at Westgate, Middlesex County)
HAMILTON/KeyBank (2021 MCFA)

Prepared by, and after recording
return to:

Venable LLP
600 Massachusetts Avenue, NW

Washington, DC 20001

Attention: Stephanie L. DeLong, Esq.

ASSIGNMENT OF INTEREST UNDER MULTIFAMILY MORTGAGE,
ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT
AND FIXTURE FILING

(MASSACHUSETTS)

(MIDDLESEX COUNTY)

(HAMILTON VILLAGE)

Property Address: 9 School St, Framingham, Middlesex County, Massachusetts 01701

Effective as of June 16, 2022.

KNOW ALL MEN BY THESE PRESENTS:

THAT, KEYBANK NATIONAL ASSOCIATION, a national banking association (“Assignor”), whose address is 11501 Outlook Street, Suite #300, Overland Park, Kansas 66211, in consideration of the sum of Ten Dollars lawful money of the United States of America, to it in hand paid by FANNIE MAE (“Assignee”), whose address is c/o KeyBank National Association, 11501 Outlook Street, Suite #300, Overland Park, Kansas 66211, the receipt of which is hereby acknowledged, has granted, bargained, sold, assigned, transferred and set over, and by these presents does hereby grant, bargain, sell, assign, transfer and set over unto Assignee, all of Assignor’s rights, titles and interests in, to and under a certain Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Mortgage”), dated as of the date hereof, made by SCHOOL STREET 9, LLC, a Delaware limited liability company (“Borrower”), whose address is c/o The Hamilton Company, Inc., 39 Brighton Avenue, Boston, Massachusetts 02134, for the benefit of Assignor, and recorded concurrently herewith in the Middlesex County Registry of Deeds, relating to certain real property and the improvements thereon more particularly described on Exhibit A attached hereto and incorporated herein by this reference, together with the indebtedness secured thereby.

Fannie Mae Assignment of Multifamily Security Instrument	Page 1
Massachusetts (Hamilton Village, Middlesex County)
HAMILTON/KeyBank (2021 MCFA)

Assignor hereby represents and warrants that it is the owner and holder of the Mortgage, that it has not previously assigned its rights thereunder to any party, and that it has taken no action which would impair the priority of the first lien of the Mortgage.

TO HAVE AND TO HOLD the same unto the Assignee, its successors, transferees and assigns forever.

[Remainder of Page Intentionally Blank]

Fannie Mae Assignment of Multifamily Security Instrument	Page 2
Massachusetts (Hamilton Village, Middlesex County)
HAMILTON/KeyBank (2021 MCFA)

IN WITNESS WHEREOF, Assignor has signed and delivered or has caused this Assignment to be signed, sealed and delivered by its duly authorized representative as of the day and year first above written.

ASSIGNOR:

KEYBANK NATIONAL ASSOCIATION,
a national banking association

By:	(SEAL)

Name:	Sherry Witt
Title:	Senior Vice President

STATE OF ________________

COUNTY OF ______________      , SS.

On this _____ day of _______________, 2022, before me, the undersigned notary public, personally appeared Sherry Witt, the Senior Vice President of KeyBank National Association, a national banking association, proved to me through satisfactory evidence of identification, which were ______________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

__________________________________

Notary Public

My Commission Expires:______________

Fannie Mae Assignment of Multifamily Security Instrument	Page S-1
Massachusetts (Hamilton Village, Middlesex County)
HAMILTON/KeyBank (2021 MCFA)

HAMILTON VILLAGE

EXHIBIT A

A certain parcel of land situated in Framingham in the County of Middlesex and said Commonwealth, bounded and described as follows:

Northerly by School Street, sixty-two and 22/100 feet;

Easterly by Lot 15 as shown on plan hereinafter mentioned, two hundred and 45/100 feet;

Westerly by Lot 16 as shown on said plan, eighty-nine and 07/100 feet;

Northwesterly by Lot A on said plan, two hundred six and 04/100 feet.

All of said boundaries are determined by the Court to be located as shown on a subdivision plan, as approved by the Court, filed in the Land Registration Office, as copy of which is filed in the Middlesex South Registry District of the Land Court as Plan No. 16357G in Registration Book 739, Page 99 with Certificate of Title No. 121849. Being Lot 14 as shown on said plan.

Also another certain parcel of land situated in Framingham, described as follows:

Lot 18

Southwesterly	by Lot 20, being the southwesterly line of Cochituate Brook.

Northerly	by a line crossing Cochituate Brook, being the southerly line of former location of Cochituate Brook, about twenty-eight (28) feet.

Northeasterly	by Lot 22, being the northeasterly line of Cochituate Brook.

Easterly	by a line crossing Cochituate Brook, being the westerly line of the former location of Cochituate Brook, about twenty-seven (27) feet.

Said parcel is shown as Lot 18 on said plan. (Plan No. 16357H)

Also another certain parcel of land situated in Framingham, described as follows:

Lot 20

Southwesterly by Boston and Albany Railroad Company about two hundred (200) feet.

Northeasterly by Lot 18, being the southwesterly line of Cochituate Brook.

Fannie Mae Assignment of Multifamily Security Instrument	Page A-1
Massachusetts (Hamilton Village, Middlesex County)
HAMILTON/KeyBank (2021 MCFA)

Southeasterly by land now or formerly of Herbert Brown et al about seventy-four (74) feet.

Said parcel is shown as Lot 20 on said plan. (Plan No. 16357H)

Also another certain parcel of land situated in Framingham, described as follows:

Lot 22

Northwesterly by Lots 14, 15 and 12, one hundred ninety-two and 01/100 (192.01) feet.

Northeasterly by Lots 11, 5, 9 and 8 on said plan four hundred thirty-three and 52/100 (433.52) feet.

Southeasterly	by land now or formerly of Charles J. Montani and land formerly of F.E. Bell one hundred sixty-five and 14/100 (165.14) feet.

Northeasterly by land of said Bell three hundred sixty-seven and 75/100 (367.75) feet.

Southeasterly	by land now or formerly of Herbert Brown et al about three hundred eighty-two (382) feet.

Westerly	by Lot 18, by a line crossing Cochituate Brook, being the westerly line of the former location of Cochituate Brook, about twenty-seven (27) feet.

Southwesterly by Lot 18, being the northeasterly line of Cochituate Brook.

Southerly	by Lot 18, by a line crossing Cochituate Brook, being the southerly line of the former location of Cochituate Brook, about twenty-eight (28) feet.

Southwesterly	by the Boston and Albany Railroad Company about two hundred eighteen (218) feet, and

Westerly	by Lot A three hundred twenty-eight and 59/100 (328.59) feet.

Said parcel is shown as Lot 22 on said plan. (Plan No. 16357H)

All of said boundaries are determined by the Court to be located as shown on a subdivision plan, as approved by the Court, filed in the Land Registration Office, a copy of which is filed in the Registry of Deeds for the South Registry District of Middlesex County in Registration Book 752, Page 113, with Certificate 124463.

There is appurtenant to Lots 18, 20 and 22 the right to use as a passageway that part of Lot 8 marked “Way” shown on plan filed in Registration Book 572, Page 7, more particularly set forth in deed filed as Document No. 436043 as reserved in Document No. 329531.

Fannie Mae Assignment of Multifamily Security Instrument	Page A-2
Massachusetts (Hamilton Village, Middlesex County)
HAMILTON/KeyBank (2021 MCFA)

Also another certain parcel of land situated in Framingham, described as follows:

Lot 23

Northerly by School Street, fifteen feet;

Southeasterly by Lot 24 as shown on plan hereinafter mentioned, fifty-one and 84/100 feet; and

Westerly by Lot 14 on said plan, fifty (50) feet.

Said parcel is shown as Lot 23 on said plan. (Plan No. 16357I)

All of said boundaries are determined by the Court to be located as shown on a subdivision plan, as approved by the Court, filed in the Land Registration Office, a copy of which is filed in the Middlesex South Registry District of the Land Court in Registration Book 756, Page 42 with Certificate of Title 125191, Land Court Plan No. 16537I.

Said Lot 23 is subject to the provisions set forth in deed given by the City of Boston to John B. Dench dated October 1, 1856 and recorded in the Registry in Book 2567, Page 449.

Excepting from the above-described premises so much of the premises as was taken by Taking by the Middlesex County Commissioners for the relocation of School Street dated September 26, 1939 and filed as Document No. 160804.

Fannie Mae Assignment of Multifamily Security Instrument	Page A-3
Massachusetts (Hamilton Village, Middlesex County)
HAMILTON/KeyBank (2021 MCFA)

Prepared by, and after recording
return to:

Venable LLP
600 Massachusetts Avenue, NW

Washington, DC 20001

Attention: Stephanie L. DeLong, Esq.

ASSIGNMENT OF INTEREST UNDER MULTIFAMILY MORTGAGE,
ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT
AND FIXTURE FILING

(MASSACHUSETTS)

(NORFOLK COUNTY)

(STONEBRIDGE APARTMENTS)

Property Address: 38 Dean St, Norwood, Norfolk County, Massachusetts 02062

Effective as of June 16, 2022.

KNOW ALL MEN BY THESE PRESENTS:

THAT, KEYBANK NATIONAL ASSOCIATION, a national banking association (“Assignor”), whose address is 11501 Outlook Street, Suite #300, Overland Park, Kansas 66211, in consideration of the sum of Ten Dollars lawful money of the United States of America, to it in hand paid by FANNIE MAE (“Assignee”), whose address is c/o KeyBank National Association, 11501 Outlook Street, Suite #300, Overland Park, Kansas 66211, the receipt of which is hereby acknowledged, has granted, bargained, sold, assigned, transferred and set over, and by these presents does hereby grant, bargain, sell, assign, transfer and set over unto Assignee, all of Assignor’s rights, titles and interests in, to and under a certain Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Mortgage”), dated as of the date hereof, made by NERA DEAN STREET ASSOCIATES, LLC, a Delaware limited liability company (“Borrower”), whose address is c/o The Hamilton Company, Inc., 39 Brighton Avenue, Boston, Massachusetts 02134, for the benefit of Assignor, and recorded concurrently herewith in the Norfolk County Registry of Deeds, relating to certain real property and the improvements thereon more particularly described on Exhibit A attached hereto and incorporated herein by this reference, together with the indebtedness secured thereby.

Fannie Mae Assignment of Multifamily Security Instrument	Page 1
Massachusetts (Stonebridge Apartments, Norfolk County)
HAMILTON/KeyBank (2021 MCFA)

Assignor hereby represents and warrants that it is the owner and holder of the Mortgage, that it has not previously assigned its rights thereunder to any party, and that it has taken no action which would impair the priority of the first lien of the Mortgage.

TO HAVE AND TO HOLD the same unto the Assignee, its successors, transferees and assigns forever.

[Remainder of Page Intentionally Blank]

Fannie Mae Assignment of Multifamily Security Instrument	Page 2
Massachusetts (Stonebridge Apartments, Norfolk County)
HAMILTON/KeyBank (2021 MCFA)

IN WITNESS WHEREOF, Assignor has signed and delivered or has caused this Assignment to be signed, sealed and delivered by its duly authorized representative as of the day and year first above written.

ASSIGNOR:

KEYBANK NATIONAL ASSOCIATION,
a national banking association

By:	(SEAL)

Name:	Sherry Witt
Title:	Senior Vice President

STATE OF ________________

COUNTY OF ______________       , SS.

On this _____ day of _______________, 2022, before me, the undersigned notary public, personally appeared Sherry Witt, the Senior Vice President of KeyBank National Association, a national banking association, proved to me through satisfactory evidence of identification, which were ______________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

__________________________________

Notary Public

My Commission Expires:______________

Fannie Mae Assignment of Multifamily Security Instrument	Page S-1
Massachusetts (Stonebridge Apartments, Norfolk County)
HAMILTON/KeyBank (2021 MCFA)

STONEBRIDGE APARTMENTS

EXHIBIT A

Lot A

A Certain parcel of land situated in Norwood, Norfolk County, Massachusetts, being shown as Lot A on a plan entitled “Land in Norwood, Mass. of Trustees of Penn Central Transportation Co. D.R. to be conveyed to George & Delores Elias,” dated December 14, 1970, prepared by R. E. Cameron & Associates, Surveyors, which plan is recorded in the Norfolk County Registry of Dees as Plan No. 173 of 1971 in Book 4723, Page 300. Said Lot A is further bounded and described as follows:

SOUTHERLY	by Dean Street, four hundred sixty-three and 42/100 (463.42) feet;

NORTHWESTERLY	four hundred ninety-two (492) feet;

NORTHEASTERLY	by land marked “Florence Caras & Marian Rogovin” on said plan three hundred twenty-eight and 75/100 (328.75) feet;

EASTERLY	by Lot B as shown on said plan by two lines measuring two hundred forty-eight and 30/100 (248.30) feet and one hundred thirty-six and 05/100 9136.05) feet, respectively.

Lot A is also shown as a parcel marked “3 50/100 Acres” on a plan entitled “Plan of Land in Norwood, Mass. Belonging to George H. Morrill,” dated January 1898 and recorded in the Norfolk County Registry of Deeds in Book 810, Page 393.

Lot B

A certain parcel of land situated in said Norwood and being shown as Lot B on the first mentioned plan. Said Lot B being further bounded and described as follows:

SOUTHERLY	by Dean Street sixty-three and 82/100 (63.82) feet;

WESTERLY	by Lot A as shown on said plan by two lines measuring one hundred thirty-six and 05/100 (136.05) feet and two hundred forty-eight and 30/100 (248.30) feet, respectively

WESTERLY	by land marked “Florence Caras & Marian Rogovin” on said plan five hundred fifty-three and 94/100 (553.94) feet;

NORTHERLY	ten and 05/100 (10.05) feet; and

Fannie Mae Assignment of Multifamily Security Instrument	Page A-1
Massachusetts (Stonebridge Apartments, Norfolk County)
HAMILTON/KeyBank (2021 MCFA)

EASTERLY	by land now or formerly of Penn Central Transportation Company by three lines measuring two hundred seventeen (217) feet, five hundred eighty-one and 15/100 (581.15) feet and one hundred sixty-four and 70/100 (164.70) feet, respectively.

Fannie Mae Assignment of Multifamily Security Instrument	Page A-2
Massachusetts (Stonebridge Apartments, Norfolk County)
HAMILTON/KeyBank (2021 MCFA)

Prepared by, and after recording
return to:

Venable LLP
600 Massachusetts Avenue, NW

Washington, DC 20001

Attention: Stephanie L. DeLong, Esq.

ASSIGNMENT OF INTEREST UNDER MULTIFAMILY MORTGAGE,
ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT
AND FIXTURE FILING

(MASSACHUSETTS)

(MIDDLESEX COUNTY)

(WESTGATE APARTMENTS)

Property Address: 2 Westgate Dr, Woburn, Middlesex County, Massachusetts 01801

Effective as of June 16, 2022.

KNOW ALL MEN BY THESE PRESENTS:

THAT, KEYBANK NATIONAL ASSOCIATION, a national banking association (“Assignor”), whose address is 11501 Outlook Street, Suite #300, Overland Park, Kansas 66211, in consideration of the sum of Ten Dollars lawful money of the United States of America, to it in hand paid by FANNIE MAE (“Assignee”), whose address is c/o KeyBank National Association, 11501 Outlook Street, Suite #300, Overland Park, Kansas 66211, the receipt of which is hereby acknowledged, has granted, bargained, sold, assigned, transferred and set over, and by these presents does hereby grant, bargain, sell, assign, transfer and set over unto Assignee, all of Assignor’s rights, titles and interests in, to and under a certain Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Mortgage”), dated as of the date hereof, made by WESTGATE APARTMENTS, LLC, a Delaware limited liability company (“Borrower”), whose address is c/o The Hamilton Company, Inc., 39 Brighton Avenue, Boston, Massachusetts 02134, for the benefit of Assignor, and recorded concurrently herewith in the Middlesex County Registry of Deeds, relating to certain real property and the improvements thereon more particularly described on Exhibit A attached hereto and incorporated herein by this reference, together with the indebtedness secured thereby.

Fannie Mae Assignment of Multifamily Security Instrument	Page 1
Massachusetts (Westgate Apartments, Middlesex County)
HAMILTON/KeyBank (2021 MCFA)

Assignor hereby represents and warrants that it is the owner and holder of the Mortgage, that it has not previously assigned its rights thereunder to any party, and that it has taken no action which would impair the priority of the first lien of the Mortgage.

TO HAVE AND TO HOLD the same unto the Assignee, its successors, transferees and assigns forever.

[Remainder of Page Intentionally Blank]

Fannie Mae Assignment of Multifamily Security Instrument	Page 2
Massachusetts (Westgate Apartments, Middlesex County)
HAMILTON/KeyBank (2021 MCFA)

IN WITNESS WHEREOF, Assignor has signed and delivered or has caused this Assignment to be signed, sealed and delivered by its duly authorized representative as of the day and year first above written.

ASSIGNOR:

KEYBANK NATIONAL ASSOCIATION,
a national banking association

By:	(SEAL)

Name:	Sherry Witt
Title:	Senior Vice President

STATE OF ________________

COUNTY OF ______________       , SS.

On this _____ day of _______________, 2022, before me, the undersigned notary public, personally appeared Sherry Witt, the Senior Vice President of KeyBank National Association, a national banking association, proved to me through satisfactory evidence of identification, which were ______________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

__________________________________

Notary Public

My Commission Expires:______________

Fannie Mae Assignment of Multifamily Security Instrument	Page S-1
Massachusetts (Westgate Apartments, Middlesex County)
HAMILTON/KeyBank (2021 MCFA)

WESTGATE APARTMENTS

EXHIBIT A

Those certain parcels of land, with the buildings and other improvements thereon, situated on Pearl Street in Woburn and Burlington, Middlesex County, Massachusetts, shown as the following parcels:

1. Parcel E on a plan entitled "Subdivision Plan of Land in Burlington/Woburn, Massachusetts" dated February 22, 1999 and recorded in the Middlesex South District Registry of Deeds as Plan No. 315 of 1999 (the “Plan”).

2. Parcel C as shown on the Plan and also shown as Lot C on a plan entitled “Plan of Land Burlington-Woburn, Mass.,” prepared by Joseph Selwyn dated February 3, 1963 and recorded in the Middlesex South District Registry of Deeds as Plan No. 386 of 1963;

3. Parcel D as shown on the Plan and also shown as Lot D on a plan entitled “Plan of Land, Woburn, Mass.,” prepared by Joseph Selwyn dated January 26, 1963 and recorded in the Middlesex South District Registry of Deeds as Plan No. 387 of 1963; and

4. A registered parcel shown on a plan entitled “Plan of Land in Woburn,” prepared by Silverman Engineering Company, dated September 22, 1910 and filed with the Land Court as Plan No. 3191A. Said plan is also filed in Registration Book 23, Page 249, with Certificate No. 3516.

Together with the rights and easements (the "Parking Easement") as set forth in Quitclaim Deed dated March 24, 1999 from New England Realty Associates Limited Partnership to Westgate Apartments, LLC recorded in the Middlesex South District Registry of Deeds in Book 29966, Page 295 and filed with Middlesex South Registry District of the Land Court as Document No. 1101723, in accordance with the terms thereof.

Together with the rights and easements as set forth in Cross Easement Agreement by and between New England Realty Associates Limited Partnership ,as Grantor, and Westgate Apartments, LLC, as Grantee, dated March 24, 1999 recorded in the Middlesex South District Registry of Deeds in Book 29966, Page 302 and filed with Middlesex South Registry District of the Land Court District as Document No. 1101724.

Fannie Mae Assignment of Multifamily Security Instrument	Page A-1
Massachusetts (Westgate Apartments, Middlesex County)
HAMILTON/KeyBank (2021 MCFA)